KEELEY FUNDS, INC.

Supplement dated December 30, 2013 to the Statement of Additional Information dated January 31, 2013

Effective December 31, 2013, Kevin Chin is a Co-Portfolio Manager for the Keeley Small Cap Value Fund, the Keeley Small-Mid Cap Value Fund, and the Keeley Alternative Value Fund. Therefore, on that date, the Statement of Additional Information is amended as follows:

•	On page 30, the third paragraph under the section titled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Mr. Kevin M. Chin is the Co-portfolio manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, and Alternative Value Fund. Mr. Chin managed 65 other accounts with Mr. John L. Keeley, Jr. and Brian R. Keeley as of November 30, 2013. None of the accounts managed by Mr. Chin provide for a performance-based fee.

•	On page 32, the ninth paragraph under the section titled “Portfolio Managers” is deleted in its entirety and replaced with the following:

As of December 30, 2013, Mr. Browne beneficially owned $100,001-$500,000 in Small Cap Dividend Value Fund and $100,001-$500,000 in Mid Cap Dividend Value Fund. Mr. Leonard beneficially owned $100,001-$500,000 in Small Cap Dividend Value Fund and $100,001-$500,000 in Mid Cap Dividend Value Fund. Mr. Brian Keeley beneficially owned $10,001-$50,000 in Small Cap Value Fund, $100,001-$500,000 in Small-Mid Cap Value Fund, $10,001-$50,000 in Mid Cap Value Fund, and $10,001-$50,000 in All Cap Value Fund. Mr. Brian Keeley did not beneficially own any shares of Alternative Value Fund. Mr. Ciskowski beneficially owned $100,001-$500,000 in All Cap Value Fund. Mr. Chin beneficially owned $100,001-$500,000 in Small Cap Value Fund, $100,001-$500,000 in Small-Mid Cap Value Fund and $100,001-$500,000 in Mid Cap Value Fund. Mr. Chin did not beneficially own any shares of Alternative Value Fund. Mr. John L. Keeley, Jr. beneficially owned over $1,000,000 in each of the Funds.